                                                                   EXHIBIT 10.6



                     KEYSTONE CONSOLIDATED INDUSTRIES, INC.

                  1992 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN



1.        Purpose.  The purpose of the Keystone Consolidated Industries, Inc.
1992 Non-Employee Director Stock Option Plan is to advance the interests of the Company by providing an inducement to obtain and retain the services of qualified persons who are neither employees nor officers of the Company to serve as members of the Board of Directors.

2.        Definitions.

          (a) "Annual Earnings Release" shall mean the press release issued by the Company after its fiscal year end which summarizes the financial performance of the Company during such fiscal year.

          (b)    "Board" shall mean the Board of Directors of the Company.

          (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (d) "Company" shall mean Keystone Consolidated Industries, Inc., a Delaware corporation.

          (e) "Director" shall mean any person serving as a member of the Board.

          (f) "Disability" shall mean the condition of an Optionee who is unable to engage in any substantial gainful activities by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

          (g) "Eligible Directors" shall mean those members of the Board eligible to participate in the Plan pursuant to Section 4.

          (h) "Fair Market Value" shall mean the last reported sale price of the shares of the Company's Stock as reported on the New York Stock Exchange Composite Tape on the relevant date for valuation, or, if there is no such sale, the last reported sale price of such Stock as so reported on the nearest preceding date upon which such sale took place.

          (i) "Ineligible Directors" shall mean those members of the Board who are not eligible to participate in the Plan pursuant to Section 4.

          (j) "Option" shall mean an option to purchase shares of Stock, granted pursuant to the Plan and subject to the terms and conditions described in the Plan, which is not an incentive stock option within the meaning of Code
Section 422.

          (k) "Optionee" shall mean an Eligible Director who holds Options pursuant to the Plan.

          (l)    "Parent" shall mean a parent corporation as defined in Code
Section 424(e).

          (m) "Plan" shall mean the Keystone Consolidated Industries, Inc. 1992 Non-Employee Director Stock Option Plan, as it may be amended from time to time pursuant to Section 8.

          (n)    "SEC" shall mean the Securities and Exchange Commission.

          (o) "Stock" shall mean the Company's $1.00 par value Common Stock, as adjusted from time to time pursuant to 9(c) of the Plan.

          (p) "Stockholders" shall mean the holders of the Company's stock and other securities entitled to vote on matters with respect to the Plan.

          (q) "Stockholder Approval Date" shall mean the date on which the Stockholders approve the Plan.

          (r) "Subsidiary" shall mean a subsidiary corporation as defined in Code Section 424(f).

3. Administration. The Plan shall be administered by the Ineligible Directors. Grants of Options under the Plan and the amount and nature of the awards to be granted shall be automatic as described in Section 6. The Ineligible Directors, subject to the provisions of the Plan, have the power to construe the Plan, to determine all questions thereunder and to adopt and amend such rules and regulations for the administration of the Plan as they may deem desirable. Any interpretation, determination, or other action made or taken by the Ineligible Directors shall be made or taken only upon the concurrence of a majority of the Ineligible Directors and shall be final, binding, and conclusive. Any action reduced to writing and signed by all of the Ineligible Directors shall be as fully effective as if it had been taken by a vote at a meeting of the Eligible Directors duly called and held. None of the Ineligible Directors shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options.

4. Eligibility. All Directors of the Company shall be eligible to participate in the Plan unless they are (1) employees of the Company or (2) employees of any Parent or Subsidiary of the Company.

5. Shares Subject to the Plan. The total number of shares of Stock authorized under the Plan shall not exceed 50,000 shares which may be issued or unissued (subject to adjustment under Section 9(c)). If any outstanding Option under the Plan expires or is terminated for any reason (other than the exercise thereof), then the Stock allocable to the unexercised portion of such Option shall not be charged against the limitation of this Section 5(b) and may again become the subject of an Option granted under the Plan.

6. Terms, Conditions and Form of Options. Each Option granted under the Plan shall be evidenced by a written agreement in such form as the Ineligible Directors shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

          (a)    Option Grant Dates.   Grants of Options shall be made each
year, with the initial grant being on the date which is three business days after the Stockholder Approval Date and all subsequent grants beginning in 1993 being on the date which is three business days after the issuance of the Annual Earnings Release. Options shall be granted automatically to all Directors who are Eligible Directors, as of the date of the grant. Options shall not be exercisable until Stockholder approval as described in Section 9(g) is obtained.

          (b) Option Formula. Each Eligible Director will be entitled to receive an Option to purchase 1,000 shares of Stock on the grant date of the Option, without further action by the Board or the Ineligible Directors.

          (c) Period of Options. Options shall become exercisable no sooner than 12 months after the grant date of the Option; provided, however, that any Option granted pursuant to the Plan shall become exercisable in full upon the death or Disability of the Optionee or, upon the Optionee's ceasing, for any reason including retirement, to serve on the Board in accordance with Section 6(g). Options shall terminate upon the expiration of five years from the date upon which such Options were granted (subject to prior termination as hereinafter provided).

          (d) Option Price. The price per share of Stock at which an Option may be exercised shall be equal to the Fair Market Value of the Stock on the date the Option is granted.

          (e) Exercise of Options. Options may be exercised (in full or in part) only by written notice of exercise delivered to the Company at its principal executive office, accompanied by payment, in cash, equal to the full Option price for the shares of Stock which are exercised. No Option may be exercised when the Fair Market Value of the shares subject to such Option is less than the Option price.

          (f) Death or Disability of Optionee. If an Optionee shall terminate performance of services for the Company because of death or Disability, or shall die after termination of performance of services for the Company but while the Optionee could have exercised an Option, that Option may be exercised, at any time, or from time to time, within one year after the date of death or termination of performance of services because of Disability, but in no event later than the expiration date specified pursuant to Section 6(c). In the case of death, exercise may be made by the person or persons to whom the Optionee's rights under the Option pass by will or applicable law, or if no such person has such rights, by the Optionee's executors or administrators; provided that such person(s) consent in writing to abide by and be subject to the terms of the Plan and the Option and such writing is delivered to the Company.

          (g) Termination of Services as Director. If an Optionee's performance of services for the Company shall terminate for any reason other than death or Disability, the Optionee must exercise the Option, at any time, or from time to time, within three months after the date of termination of performance of services, but in no event later than the expiration date specified pursuant to Section 6(c); provided, however, in the case of termination of performance of services for cause, the Option shall cease to be exercisable on the date of such termination. For this purpose, "cause" shall mean misappropriation of assets of the Company or any Subsidiary resulting in material loss to such entity. For the purposes of the Plan and any agreement prescribed hereunder, the Optionee's performance of services shall be deemed to have terminated on the earlier of (1) the date when the Optionee's performance of services in fact terminated or (2) the date when the Optionee gave or received written notice that the Optionee's performance of services is to terminate.

          (h) No Rights as Stockholder. No Optionee shall have any rights as a Stockholder with respect to any shares subject to an Option prior to the date of issuance of a certificate or certificates for such shares upon the exercise of such Option.

7. Listing and Registration of Shares. The Company shall not be required to issue or deliver any certificates for shares of Stock prior to (a) the listing of such shares on any stock exchange on which the Stock may then be listed, if such listing is required under the rules or regulations of such exchange, and (b) the compliance with applicable federal and state securities laws and regulations relating to the issuance and delivery of such stock. The Ineligible Directors may require any optionee to make such representations and warranties and furnish such information as they may consider appropriate in connection with the issuance or delivery of shares in compliance with applicable laws, rules and regulations.

8. Amendment and Discontinuance. The Board may from time to time amend, suspend or discontinue the Plan; provided, however, that, subject to the provisions of Section 9(c), no action of the Board without approval of the Stockholders of the Company may (a) materially increase the number of shares which may be issued pursuant to Options granted under the Plan or the number of shares for which an Option may be granted to any participant under the Plan;
(b) change the provisions of the Plan regarding the termination of an Option or the time when Options may be exercised; (c) change the period during which any Options may be granted or remain outstanding or the date on which the Plan shall terminate; (d) change the designation of the class of persons eligible to receive Options or (e) otherwise materially change the benefits accruing to participants under the Plan. The requirements of Sections 6(a), 6(b) and 6(d) shall not be amended more than once every six months, except to conform with changes in the Code or the rules and regulations thereunder. Notwithstanding the foregoing, if amendments are made to conform the Plan to SEC Rule 16b-3, such amendments shall be permissible without Stockholder approval to the fullest extent permitted by such Rule or other applicable law or stock exchange regulation.

9.        General Provisions.

          (a) Assignability. Neither the rights and benefits under the Plan nor any Option granted hereunder shall be assignable or transferable by an Optionee other than by will or by the laws of descent and distribution, and during the lifetime of the Optionee, Options shall be exercisable only by the Optionee who received them or the Optionee's guardian or legal representative. No transfer by will or the laws of descent and distribution will be binding on the Company unless the Committee is furnished with sufficient proof establishing the validity of such transfer.

          (b) Termination of Plan. No Options may be granted under the Plan after its termination date which shall be the earlier of: (i) five years after the effective date of the Plan (or if such date is not a business day, on the next succeeding business day) or (ii) the effective date of a non-employee director stock option plan adopted by the Board of Directors in express replacement of this Plan. Termination of this Plan shall not adversely affect any Option theretofore granted hereunder.

          (c) Adjustments in Event of Change in Stock. In the event of any change in the Stock by reason of any stock dividend, stock split, reorganization, merger, consolidation, combination, exchange of shares, or of any similar change affecting the Stock, the number and class of shares subject to outstanding Options issuable and authorized for issuance under the Plan, the option price per share thereof, and any other terms of the Plan or the Options which in the Ineligible Directors' sole discretion require an equitable adjustment in order to prevent any dilution or enlargement of Eligible Directors' rights hereunder shall be appropriately adjusted consistent with such change in such manner as the Ineligible Directors may deem appropriate.

          (d) No Right to Continue as a Director. Neither the Plan, nor the granting of an Option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain a Director for any period of time, or at any particular rate of compensation.

          (e) ERISA. The Plan is not an employee benefit plan which is subject to the provisions of the Employee Retirement Income Security Act of 1974, and the provisions of Code Section 401(a) are not applicable to the Plan.

          (f) Non-Qualified Stock Options. All Options granted under the Plan shall be non-qualified options not entitled to special tax treatment under Code Section 422, as such section may be amended from time to time.

          (g) Stockholder Approval. The Plan is expressly made subject to the approval by the holders of a majority of the issued and outstanding shares of Stock of the Company entitled to vote and represented at a meeting of Stockholders duly called in accordance with applicable law, where a quorum is present. If the Plan is not so approved within one year after its adoption by the Board, the Plan shall not come into effect and any Option granted pursuant hereto shall terminate and become void. No Option granted hereunder shall be exercisable unless and until such Stockholder approval is obtained.

          (h) Governing Law. To the extent not superseded by federal law, the Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Texas and construed accordingly.

          (i) Variation of Pronouns. All pronouns and any variations thereof contained herein shall be deemed to refer to masculine, feminine, neuter, singular or plural, as the identity of the person or persons may require.

          (j) Plan Provisions Control Terms of Awards. The terms of this Plan shall govern all Options granted under this Plan and in no event shall the Ineligible Directors have the power to grant any Option under this Plan which is contrary to any of the provisions of the Plan.

          (k) Compliance with Rule 16b-3. The Company intends that this Plan shall comply with the requirements of Rule 16b-3 during the term of this Plan. Should any provision of this Plan not be necessary to comply with the requirements of the Rule or should any additional provisions be necessary for this Plan (or any other plan of the Company) to comply with the requirements of Rule 16b-3, the Board may amend the Plan to add or to modify the provisions of this Plan accordingly.

          (l) Funding. No provision of the Plan shall require or permit the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes.

          (m) Effective Date of the Plan. The Plan shall take effect May 1, 1992, subject to approval by the Stockholders of the Company pursuant to the provisions of Section 9(g).